Press Release

April 29, 2021	FOR IMMEDIATE RELEASE

CTS Announces First Quarter 2021 Results

Strong Sales and Earnings despite challenging supply chain environment

Lisle, Ill. - CTS Corporation (NYSE: CTS) today announced first quarter 2021 results.

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Sales were $128.4 million, up 25% year-over-year. Sales to transportation customers increased 23%, and sales to other end markets grew 27%. The Sensor Scientific acquisition added $1.8 million of sales in the first quarter of 2021.

•	Net earnings were $12.0 million or $0.37 per diluted share versus $3.8 million or $0.12 per diluted share in the first quarter of last year.
•	Adjusted diluted EPS was $0.46, up from $0.19 in the first quarter of 2020.
•	Free cash flow was $18.5 million, up from $7.4 million in the first quarter of 2020.
•	New business wins were $156 million.

“We achieved strong results in the quarter supported by robust customer demand. I am proud of our global teams for their performance despite significant supply chain headwinds,” said Kieran O’Sullivan, CEO of CTS Corporation. “Our recently acquired business, Sensor Scientific, performed well in the quarter. Our strategic focus is on organic growth and to leverage our strong balance sheet for key acquisitions to drive long term shareholder value.”

2021 Guidance

Management remains mindful of supply chain uncertainties in this pandemic environment and is updating its 2021 guidance for sales from $430 – $490 million to $445 – $500 million, and for adjusted earnings per diluted share from $1.20 – $1.60 to $1.35 – $1.70.

www.ctscorp.com

Conference Call

As previously announced, the Company has scheduled a conference call at 10:00 a.m. (EST) today to discuss the first quarter financial results. The dial-in number is 888-207-0293 (334-323-9869, if calling from outside the U.S.).  The passcode is 303804.  There will be a replay of the conference call available from 1:00 p.m. (EST) on Thursday, April 29, 2021 through 1:00 p.m. (EST) on Thursday, May 13, 2021.  The telephone number for the replay is 888-203-1112 (719-457-0820, if calling from outside the U.S.).  The replay passcode is 1559327. A live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at www.ctscorp.com.

About CTS

CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move.  The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, telecommunications/IT, and transportation markets.

For more information, visit www.ctscorp.com.

Safe Harbor

This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Contact

Ashish Agrawal

Vice President and Chief Financial Officer

CTS Corporation

4925 Indiana Avenue

Lisle, IL 60532

USA

Telephone: +1 (630) 577-8800

E-mail: ashish.agrawal@ctscorp.com
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www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED

(In thousands of dollars, except per share amounts)

	Three Months Ended
	March 31, 2021	March 31, 2020
Net sales	$128,427	$103,075
Cost of goods sold	85,836	70,176
Gross margin	42,591	32,899
Selling, general and administrative expenses	18,325	16,759
Research and development expenses	5,687	7,408
Restructuring charges	81	240
Operating earnings	18,498	8,492
Other (expense) income:
Interest expense	(555)	(851)
Interest income	202	331
Other expense, net	(3,356)	(1,982)
Total other expense, net	(3,709)	(2,502)
Earnings before income taxes	14,789	5,990
Income tax expense	2,799	2,182
Net earnings	$11,990	$3,808
Earnings per share:
Basic	$0.37	$0.12
Diluted	$0.37	$0.12
Basic weighted – average common shares outstanding:	32,319	32,466
Effect of dilutive securities	301	327
Diluted weighted – average common shares outstanding:	32,620	32,793
Cash dividends declared per share	$0.04	$0.04

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands of dollars)

	(Unaudited)
	March 31, 2021	December 31, 2020
ASSETS
Current Assets
Cash and cash equivalents	$103,392	$91,773
Accounts receivable, net	81,571	80,981
Inventories, net	47,558	45,870
Other current assets	14,115	14,607
Total current assets	246,636	233,231
Property, plant and equipment, net	94,848	97,437
Operating lease assets, net	23,620	23,281
Other Assets
Prepaid pension asset	56,502	56,642
Goodwill	109,468	109,497
Other intangible assets, net	76,931	79,121
Deferred income taxes	24,192	24,250
Other	2,468	2,590
Total other assets	269,561	272,100
Total Assets	$634,665	$626,049
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$53,315	$50,489
Operating lease obligations	3,271	3,294
Accrued payroll and benefits	12,688	12,978
Accrued expenses and other liabilities	37,436	38,171
Total current liabilities	106,710	104,932
Long-term debt	50,000	54,600
Long-term operating lease obligations	23,510	23,163
Long-term pension obligations	7,290	7,466
Deferred income taxes	6,892	7,010
Other long-term obligations	4,547	5,196
Total Liabilities	198,949	202,367
Commitments and Contingencies
Shareholders’ Equity
Common stock	313,008	311,190
Additional contributed capital	39,616	41,654
Retained earnings	549,977	539,281
Accumulated other comprehensive loss	(94,363)	(95,921)
Total shareholders’ equity before treasury stock	808,238	796,204
Treasury stock	(372,522)	(372,522)
Total shareholders’ equity	435,716	423,682
Total Liabilities and Shareholders’ Equity	$634,665	$626,049

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES

OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

Earnings Per Share

The following table reconciles GAAP diluted earnings per share to adjusted diluted earnings per share for the Company:

	Three Months Ended
	March 31, 2021	March 31, 2020
GAAP diluted earnings per share	$0.37	$0.12
Tax affected charges to reported diluted earnings per share:
Foreign currency loss	0.04	0.04
Non-cash pension expense	0.04	0.01
Environmental charges	0.01	—
Discrete tax items	—	0.02
Adjusted diluted earnings per share	$0.46	$0.19

Free Cash Flow

The following table reconciles GAAP operating cash flow to free cash flow for the Company:

	Three Months Ended
(in thousands)	March 31, 2021	March 31, 2020
Net cash provided by operating activities	$20,110	$11,927
Capital expenditures	(1,638)	(4,570)
Free cash flow	$18,472	$7,357

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended
(in thousands)	March 31, 2021	March 31, 2020
Depreciation and amortization expense	$6,800	$6,532
Stock-based compensation expense	$1,219	$228

Non-GAAP Financial Measures

Adjusted earnings per share is a non-GAAP financial measure. The most directly comparable GAAP financial measure is diluted earnings per share.

CTS adjusts for these items because they are discrete events, which have a significant impact on comparable GAAP financial measures and could distort an evaluation of our normal operating performance.

CTS uses an adjusted earnings per share measure to evaluate overall performance, establish plans and perform strategic analysis. Using this measure avoids distortion in the evaluation of operating results by eliminating the impact of events which are not related to normal operating performance. Because this measure is based on the exclusion or inclusion of specific items, they may not be comparable to measures used by other companies which have similar titles. CTS' management compensates for this limitation when performing peer comparisons by evaluating both GAAP and non-GAAP financial measures reported by peer companies. CTS believes that this measure is useful to its management, investors and stakeholders in that it:

•	provides a meaningful measure of CTS' operating performance,
•	reflects the results used by management in making decisions about the business, and
•	helps review and project CTS' performance over time.

www.ctscorp.com

Free cash flow is a non-GAAP financial measure. The most directly comparable GAAP financial measure is net cash provided by operating activities. CTS believes free cash flow is a useful measure of its ability to generate cash.

We recommend that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

www.ctscorp.com